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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  September 28, 1999



                            HAWAIIAN AIRLINES, INC.
              (Exact name of registrant as specified in its charter)

           HAWAII                      1-8836                99-0042880
 (State or other jurisdiction  (Commission file number)   (I.R.S. employer
      of incorporation)                                 identification number)



        3375 Koapaka Street, Suite G350
          Honolulu, Hawaii 96819-1869                     96819-1869
   (Address of principal executive offices)               (Zip code)



       Registrant's telephone number, including area code: (808) 835-3700



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Company approved the engagement of Ernst & Young LLP as its independent auditors for the fiscal year ending December 31, 1999 to replace the firm of KPMG LLP, which was dismissed, effective September 28, 1999. The Audit Committee of the Company recommended and approved, and the Board of Directors of the Company approved, the decision to change accountants.

     The reports of KPMG LLP on the Company's financial statements for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1998 and 1997, and in any subsequent interim period, there were no "disagreements," as defined in Item 304(a)(1)(iv) of Regulation S-K, with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the matter in its report. During the two fiscal years ended December 31, 1998 and 1997 and any subsequent interim period, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     Prior to its engagement as the Company's independent accountant, Ernst & Young LLP had not been consulted by the Company (or someone on its behalf) regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, with a written report or oral advice provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement or a reportable event (as such terms are defined as specified above).

     The Company has provided KPMG LLP with the statements made in this Report and requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Report and, if not, stating the respects in which it does not agree.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HAWAIIAN AIRLINES, INC.


Dated:  October 5, 1999                    By /s/ John L. Garibaldi
                                             ---------------------------------
                                             John L. Garibaldi
                                             Executive Vice President
                                             and Chief Financial Officer

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